UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2019

Merchants Bancorp

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-38258	20-5747400

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 North Meridian Street, Suite 400

Carmel, Indiana 46032

(Address of Principal Executive Offices) (Zip Code)

(317) 569-7420

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value Series A Preferred Stock, without par value	MBIN MBINP	NASDAQ NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Merchants Bancorp (the “Company”) held its Annual Meeting of Shareholders on May 16, 2019. Matters voted upon were: (1) election of nine (9) directors to the Company’s Board of Directors and (2) ratification of the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019. The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set forth below.

1.              Election of nine (9) members to the Company’s Board of Directors to serve until the Company’s 2020 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her earlier resignation, removal, or death:

Director Nominee	For	Withheld	Broker Non-Votes
Michael F. Petrie	25,131,737	126,820	2,795,485
Randall D. Rogers	25,132,064	126,493	2,795,485
Michael J. Dunlap	25,068,163	191,010	2,795,485
Scott A. Evans	25,067,400	190,394	2,795,485
Sue Anne Gilroy	22,632,184	2,626,373	2,795,485
Andrew A. Juster	25,222,023	36,534	2,795,485
Patrick D. O’Brien	22,629,994	2,628,563	2,795,485
Anne E. Sellers	22,632,184	2,626,373	2,795,485
Davie N. Shane	22,569,201	2,689,356	2,795,485

2.              Ratification of the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

For	Against	Abstentions	Broker Non-Votes
28,045,802	6,039	2,201	0

Item 8.01 Other Events.

On May 16, 2019, the Company issued a press release announcing that the Company’s Board of Directors declared quarterly cash dividends of $0.07 per share on the Company’s outstanding shares of common stock and $0.4375 per share on the Company’s 7.00% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”). The dividends for each of the common stock and Series A Preferred Stock are payable July 1, 2019 to shareholders of record on June 15, 2019. The press release has been attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 16, 2019 issued by Merchants Bancorp

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCORP

Date: May 16, 2019	By:	/s/ John F. Macke
Name: John F. Macke
Title: Chief Financial Officer